MERRILL LYNCH
MIDDLE EAST/
AFRICA FUND, INC.




FUND LOGO




Quarterly Report

August 31, 1999



Officers and Directors
Terry K. Glenn, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Grace Pineda, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Middle East/Africa
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.

Asset Allocation
As a Percentage* of
Net Assets as of
August 31, 1999

A map illustrating the following percentages:

GHANA                                       5.0%
MOROCCO                                    11.2%
SOUTH AFRICA                               44.1%
BOTSWANA                                    3.7%
TURKEY                                      9.7%
ISRAEL                                     10.6%
EGYPT                                       9.3%
ZIMBABWE                                    1.5%

[FN]
*Total may not equal 100%.


Merrill Lynch Middle East/Africa Fund, Inc., August 31, 1999


DEAR SHAREHOLDER

During the three-month period ended August 31, 1999, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +6.03%, +5.77%, +5.76% and +5.82%, respectively. The unmanaged Morgan Stanley Capital International
(MSCI) Indexes for the largest equity markets in the region--Israel, South Africa and Turkey--registered returns of -8.44%, +10.07% and -12.44%, respectively, for the same three-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Emerging Markets Free Index and are denominated in US dollars.) In addition, the unmanaged J.P. Morgan Securities South African Bond Index rose 5.87%. The Fund's performance benefited from stock selection in South Africa. The Fund also benefited from its exposure to Morocco, whose market rose 12.61% during the quarter. Detrimental to the Fund's performance was its exposure to Egypt and its overweighted position in Israel. (Complete performance information can be found on page 4 of this report to shareholders.)

Investment Overview
During the three months ended August 31, 1999, the performance of emerging markets was tame compared to the exuberant rallies in previous quarters, with the MSCI rising only 10.19%. This result suggests a healthy skepticism and greater selectivity among investors as liquidity became less emerging market friendly and the varying progress of recovery among countries became more distinct.

As the end of the year gets closer, it appears that investors' avoidance of exposure to developing countries before Year 2000 has been detrimental to the flow of liquidity to emerging markets. We believe the best preparation for possible Year 2000 problems is to remain invested in only the best-managed companies that have the most tradable stocks. We adhere to these selection criteria regardless of any Year 2000 issues.

The dominant event during the August quarter was the earthquake that hit a sizable section of Turkey's industrial region on August 17, 1999. The disaster was widespread with casualties exceeding early estimates of 10,000. Thousands more were displaced, and there are still unknown health-related effects. The earthquake's effect on the economy and the investment environment remains difficult to assess. Turkish central bank authorities estimate damage costs at US$5 billion--US$7 billion, citing the World Bank, the European Bank for Reconstruction and Development, and the government's own resources for funding. It is also likely that additional credits will be secured through the International Monetary Fund. To ensure this, the government redoubled its efforts to pass structural reforms, successfully passing the social security reform bill and reaffirming its inflation-fighting stance. Turkey's government also announced plans to raise various taxes to contain the fiscal shortfall.

Turkey's gross domestic product growth rate is estimated to decline because of stalled industrial production, which was weak even before the earthquake, as well as the bottlenecks and supply shortages. However, optimistic analysts conclude that reconstruction spending will stimulate economic growth and the sales of cement and other building materials. We believe either result will be detrimental to Turkey's inflation, trade balance and budget deficit. Consequently, we did not regard this disaster as a buying opportunity.

Our holdings in Turkey comprised 9.7% of net assets at August 31, 1999 through holdings in three companies: a supermarket retailer, Migros Turk T.A.S., and two banks, Turkiye Garanti Bankasi AS and Yapi ve Kredi Bankasi AS. None of these companies have reported consequential earthquake damage to their facilities. Migros, for example, has four stores in the region, which combined accounted for not more than 2% of the company's sales. However, interest rates rose dramatically after the earthquake and, if sustained, will hurt the two banks' profit margins.

The South African market was unique within the Middle East and African regions in continuing its strength during the August quarter. Driving factors included: the commodity cycle upturn, growth in South Africa's European and Asian export markets, increasing foreign reserves, a stable currency, declining interest rates, and positive growth surprises in corporate earnings. The start of a commodity cycle recovery is extremely positive for the country's exports, one third of which is comprised of platinum, diamonds and coal. Real interest rates continued to decline during the August quarter, suggesting a greater tolerance for currency volatility in the interest of growth. One of the Fund's largest holdings, Nedcor Limited, a leading financial services group, delivered strong earnings results, and its continued success in containing costs is impressive.

In Conclusion
During the last five years emerging markets have performed poorly
(declining 30%), while the US market has surged almost 200%. This comparison may lead investors to question the premise that developing country investments would result in returns above those that are available in mature markets.

We believe that the premise still holds, and for several reasons is even more compelling at this time. First, expectations are lower. This is reflected in valuations (the relationship of security prices to earnings or assets) which are more attractive. Second, investors are presently extremely skeptical, and for a good contrarian, this presents an opportunity to take the opposite view. Third, the countries we invest in have used crises to bolster reform support. An example is the reform impetus now evident in Turkey. Finally, as crises have occurred, company leaders restructured their operations and finances to improve efficiency and reduce costs. We believe these companies may emerge from the crises even stronger than before.

We thank you for your ongoing interest in Merrill Lynch Middle
East/Africa Fund, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager



September 29, 1999



Merrill Lynch Middle East/Africa Fund, Inc., August 31, 1999



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Any class of shares redeemed during the first 12 months after purchase will be charged a redemption fee of 2.0%.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                         -5.95%        -12.67%
Inception (12/30/94) through 6/30/99       +2.23         + 1.01

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                         -6.89%        -12.40%
Inception (12/30/94) through 6/30/99       +1.14         + 1.14

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                         -6.89%         -9.75%
Inception (12/30/94) through 6/30/99       +1.21          +1.21

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                         -6.16%        -12.87%
Inception (12/30/94) through 6/30/99       +1.95         + 0.74

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                               12 Month       3 Month     Since Inception
As of August 31, 1999                                        Total Return   Total Return    Total Return
ML Middle East/Africa Fund, Inc. Class A Shares                +13.94%         +6.03%          +10.30%
ML Middle East/Africa Fund, Inc. Class B Shares                +12.79          +5.77           + 5.01
ML Middle East/Africa Fund, Inc. Class C Shares                +12.78          +5.76           + 5.33
ML Middle East/Africa Fund, Inc. Class D Shares                +13.60          +5.82           + 8.87

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 12/30/94.


SCHEDULE OF INVESTMENTS                                                                                         (in US dollars)
                                     Shares                                                                          Percent of
AFRICA       Industries               Held                Investments                         Cost           Value   Net Assets
Botswana     Multi-Industry          106,802  Sechaba Breweries Limited                    $   85,845     $  122,550    3.7%

                                              Total Investments in Botswana                    85,845        122,550    3.7


Ghana        Beverages &             432,827  Guinness Ghana Limited                           70,100        168,969    5.0
             Tobacco

                                              Total Investments in Ghana                       70,100        168,969    5.0


Morocco      Banking                   2,642  Banque Marocaine du Commerce Exterieur           88,450        183,712    5.5

             Building Materials        1,624  Cimenterie de l'Oriental (CIOR)                  71,111        190,416    5.7

                                              Total Investments in Morocco                    159,561        374,128   11.2


South Africa Banking                  10,610  Nedcor Limited                                  218,646        211,170    6.3
                                         248  Nedcor Limited (GDR) (b)                          5,314          4,934    0.2
                                       1,318  Standard Bank Investment Corporation
                                              Limited                                           3,650          4,119    0.1
                                                                                           ----------     ----------  ------
                                                                                              227,610        220,223    6.6

             Beverages                   713  South African Breweries PLC                       5,735          5,864    0.2
                                       1,465  South African Breweries PLC (GBP)                10,083         12,099    0.3
                                                                                           ----------     ----------  ------
                                                                                               15,818         17,963    0.5

             Computers                 8,882  Dimension Data Holdings Limited                  39,070         36,890    1.1

             Forest Products         105,399  Nampak Limited                                  158,247        253,117    7.6

             Gold Mines                5,199  AngloGold Limited (ADR) (a)                     113,184        134,524    4.0

             Holding Company           7,402  Impala Platinum Holdings Limited                175,791        237,419    7.1

             Insurance                60,668  FirstRand Limited                                66,485         61,571    1.8
                                       2,138  Liberty Life Association of
                                              Africa Limited                                   29,336         25,074    0.8
                                       7,620  Sanlam Limited                                    8,034          9,087    0.3
                                                                                           ----------     ----------  ------
                                                                                              103,855         95,732    2.9

             Merchandising            37,256  Pick'n Pay Stores Limited                        43,471         46,880    1.4

             Metals--Non-Ferrous      21,896  Gencor Limited                                   54,273         70,952    2.1
                                      22,571  Gencor Limited (ADR) (a)                         55,535         73,112    2.2
                                                                                           ----------     ----------  ------
                                                                                              109,808        144,064    4.3

             Mining                    2,416  Anglo American PLC                              115,603        133,050    4.0
                                       3,296  Gold Fields Ltd.                                 15,756         11,385    0.3
                                       1,370  Gold Fields of South Africa Limited              16,536          2,637    0.1
                                                                                           ----------     ----------  ------
                                                                                              147,895        147,072    4.4


Merrill Lynch Middle East/Africa Fund, Inc., August 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                             (in US dollars)
AFRICA                              Shares                                                                           Percent of
(concluded)  Industries              Held                Investments                          Cost          Value    Net Assets
South        Retail                      820  Edgars Consolidated Stores Limited           $    2,611     $    6,852    0.2%
Africa                               144,947  Metro Cash and Carry Limited                    118,514        121,832    3.7
(concluded)                            3,291  Pepkor Limited                                   10,312         10,908    0.3
                                                                                           ----------     ----------  ------
                                                                                              131,437        139,592    4.2

                                              Total Investments in South Africa             1,266,186      1,473,476   44.1


Zimbabwe     Beverages                65,844  Delta Corporation Limited                        42,000         19,407    0.6
             & Tobacco

             Entertainment           190,974  Zimbabwe Sun Limited                             73,405         17,590    0.5
             & Leisure

             Real Estate              55,667  Hippo Valley Estates Ltd.                        21,630         14,649    0.4

                                              Total Investments in Zimbabwe                   137,035         51,646    1.5


                                              Total Investments in Africa                   1,718,727      2,190,769   65.5


MIDDLE
EAST


Egypt        Banking                   6,643  Commercial International Bank                    60,437         57,371    1.7

                                       9,100  Commercial International Bank (GDR) (b)         185,500         75,075    2.2
                                                                                           ----------     ----------  ------
                                                                                              245,937        132,446    3.9

             Beverages                 2,894  Al-Ahram Beverages Company S.A.E.
                                              (GDR) (b)                                        44,857         85,373    2.6

             Finance                   6,510  EFG-Hermes Holding, S.A.E. (GDR) (b)             76,493         65,426    2.0

             Housing                   2,540  Madinet Nasr for Housing &
                                              Development Company                              27,807         26,406    0.8

                                              Total Investments in Egypt                      395,094        309,651    9.3


Israel       Banking                  22,282  Bank Hapoalim                                    43,443         51,413    1.5
                                      29,239  Bank Leumi Le-Israel                             44,110         50,081    1.5
                                                                                           ----------     ----------  ------
                                                                                               87,553        101,494    3.0

             Food Chain               31,654  Supersol Ltd.                                    79,703         83,119    2.5

             Merchandising             6,041  Blue Square Chain Investments and
                                              Properties Ltd.                                  32,850         76,963    2.3

             Telecommunications        3,226  ECI Telecom Limited                             125,459         91,538    2.8

                                              Total Investments in Israel                     325,565        353,114   10.6


Turkey       Banking              13,023,088  Turkiye Garanti Bankasi AS                      107,002         87,705    2.6
                                   6,172,916  Yapi ve Kredi Bankasi AS                         82,425         80,373    2.4
                                   4,938,332  Yapi ve Kredi Bankasi AS (Receipts)              40,740         64,298    1.9
                                                                                           ----------     ----------  ------
                                                                                              230,167        232,376    6.9

             Retail                  232,584  Migros Turk T.A.S.                               96,130         92,676    2.8

                                              Total Investments in Turkey                     326,297        325,052    9.7


                                              Total Investments in the Middle East          1,046,956        987,817   29.6


SHORT-TERM                         Face
SECURITIES                        Amount

             Commercial        US$   138,000  General Motors Acceptance Corp., 5.56%
             Paper*                           due 9/01/1999                                   138,000        138,000    4.1

                                              Total Investments in Short-Term
                                              Securities                                      138,000        138,000    4.1


             Total Investments                                                             $2,903,683      3,316,586   99.2
                                                                                           ==========
             Other Assets Less Liabilities                                                                    28,250    0.8
                                                                                                          ----------  ------
             Net Assets                                                                                   $3,344,836  100.0%
                                                                                                          ==========  ======
             Net Asset Value:  Class A--Based on net assets of $521,971 and 55,991
                                        shares outstanding                                                $     9.32
                                                                                                          ==========
                               Class B--Based on net assets of $2,252,629 and 245,742
                                        shares outstanding                                                $     9.17
                                                                                                          ==========
                               Class C--Based on net assets of $216,309 and 23,575
                                        shares outstanding                                                $     9.18
                                                                                                          ==========
                               Class D--Based on net assets of $353,927 and 38,160
                                        shares outstanding                                                $     9.27
                                                                                                          ==========


  *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).



PORTFOLIO INFORMATION

As of August 31, 1999


Ten Largest Holdings                    Percent of
(Equity Investments)                    Net Assets

Nampak Limited                              7.6%
Impala Platinum Holdings Limited            7.1
Nedcor Limited*                             6.5
Cimenterie de l'Oriental (CIOR)             5.7
Banque Marocaine du Commerce Exterieur      5.5
Guinness Ghana Limited                      5.0
AngloGold Limited (ADR)                     4.0
Yapi ve Kredi Bankasi AS*                   4.3
Gencor Limited*                             4.3
Commercial International Bank*              3.9



                                        Percent of
Ten Largest Industries                  Net Assets

Banking                                    25.9%
Forest Products                             7.6
Holding Company                             7.1
Retail                                      7.0
Building Materials                          5.7
Beverages & Tobacco                         5.6
Mining                                      4.4
Metals-Non-Ferrous                          4.3
Gold Mines                                  4.0
Merchandising                               3.7

[FN]
*Includes combined holdings.



EQUITY PORTFOLIO CHANGES


For the Quarter Ended August 31, 1999

Deletions

Banque Audi (GDR)
Banque Libanaise
Pick'n Pay Stores Limited (N Shares)